                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report (Date of earliest
                                event reported):
                                  June 21, 2002

                        Commission File Number 000-23087

                    Startec Global Communications Corporation
             (Exact name of Registrant as specified in its charter)

         Delaware                                       52-2099559
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or organization)

      1151 Seven Locks Road
         Potomac, MD                                        20854
(Address of Principal Executive Offices)                  (Zip Code)

                                 (301) 610-4300
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

On June 21, 2002 we announced that on June 14, 2002 we filed, together with our subsidiaries Startec Global Operating Company and Startec Global Licensing
Company, a Debtors' Joint Plan of Reorganization (the "Plan") with the U.S.
Bankruptcy Court for the District of Maryland, Greenbelt Division.

The Plan as proposed provides for the settlement of all claims against us and our co-debtors, and for distributions to certain classes of secured and unsecured creditors. The Plan does not, however, provide for any distributions to existing equity holders. If the Plan is approved as submitted, all shares of common stock in Startec Global Communications Corporation will be extinguished.

Upon submission to and approval by the Bankruptcy Court of the Disclosure
Statement, we, along with our co-debtors will formally solicit votes from their creditors to approve the Plan.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit 99.1- Press Release dated June 21, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company
has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.

                                      For
                                      Startec Global Communications Corporation
                                      and as its Chief Financial Officer:

                                      By:  /s/ Prabhav V. Maniyar

Date:  June 21, 2002